UNITED STATES
    SECURITIES AND EXCHANGE COMMISSION
    WASHINGTON, D.C. 20549

    ---------------------------------------------------------------

    FORM 8-K

    CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15 (D) OF
    THE SECURITIES EXCHANGE ACT OF 1934

    ---------------------------------------------------------------


  Date of Report: February 28, 1996

         Wellman, Inc.
  (Exact name of registrant as specified in its charter)

  Delaware                       0-15899            04-1671740
  (State or other jurisdiction  (Commission File    (I.R.S.Employer
  of organization)               Number)            Identification No.)

  1040 Broad Street
  Shrewsbury, NJ                 07702              (908) 542-7300
  (Address of principal          (Zip code)         (Registrant's telephone
  executive offices)                                number, including area code)

         At a regular meeting of the Board of Directors of Wellman, Inc. (the "Company") held on February 20, 1996, the Board of Directors amended the Rights Agreement, dated as of August 6, 1991, between the Company and First Chicago Trust Company of New York, as amended February 16, 1993 to name Continental Stock Transfer & Trust Company of New Jersey as Rights Agent (the "Rights Agreement"). The amendment provides for modifications of the definitions of Acquiring Person and Distribution Date to raise from 15% to 20% the percentage of stock ownership needed to cause a Distribution Date to occur (as such capitalized terms are defined in the Rights Agreement).

         The foregoing description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 4.1.


EXHIBIT INDEX
Exhibit No.                                  Description
4.1 Amendment No. 2 to Rights Agreement, effective as of February 26, between Wellman, 1996 Inc. and Continental Stock Transfer & Trust Company of New Jersey, as Rights Agent.

Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  WELLMAN, INC.

                                                  /s/  Keith R. Philips

                                                  By:  Keith R. Philips
                                                       Chief Financial Officer

Date:  February 28, 1996

Amendment No. 2 to Rights Agreement

         Amendment, dated as of February 26, 1996, to the Rights Agreement, dated as of August 6, 1991, as amended February 16, 1993 (the "Rights Agreement"), between Wellman, Inc., a Delaware corporation (the "Company"), and Continental Stock Transfer & Trust Company of New Jersey, a New York corporation (the "Rights Agent").

         Pursuant to Section 27 of the Rights Agreement, the Company and the Rights Agent may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

         In consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

           I The definition of "Acquiring Person" in Section 1(b) of the Rights Agreement is hereby amended by replacing the amount "15%" in each place where it appears with the amount "20%".

           II Section 3(a) of the Rights Agreement is hereby amended by replacing the amount "15%" where it appears with the amount "20%".

           III This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.

           IV This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.

           V Terms not defined herein shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

           VI In all respects not inconsistent with the terms and provisions of this Amendment, the Rights Agreement is hereby ratified, adopted, approved and confirmed. In executing and delivering this Amendment, the Rights Agent shall be entitled to all the privileges and immunities afforded to the Rights Agent under the terms and conditions of the Rights Agreement.

           VII If any term, provision, covenant or restriction on this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment, and of the Rights Agreement, shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first above written.

                                            WELLMAN, INC.

                                            /s/  Keith R. Philips

                                            By:  Keith R. Philips
                                                 Chief Financial Officer


                                            CONTINENTAL STOCK & TRANSFER TRUST
                                            COMPANY OF NEW JERSEY

                                            /s/  William F. Seegraber

                                            By:  William F. Seegraber
                                                 Vice President